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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 26, 2000

                                A V N E T, I N C.

             (Exact name of Registrant as Specified in its Charter)

   New York                             1-4224                11-1890605
 (State or Other Jurisdiction         (Commission          (I.R.S. Employer
  of Incorporation)                   File Number)        Identification No.)

2211 South 47th Street, Phoenix, Arizona                            85034
   (Address of Principal Executive Offices)                        (Zip Code)


Registrant's Telephone Number, Including Area Code  - (480) 643-2000


                                 Not Applicable

          (Former Name or Former Address if Changed Since Last Report)
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Item 5.  Other Events and Regulation FD Disclosure.

         The following Press Release of Avnet, Inc. was issued on October 26, 2000. Such Press Release is filed as Exhibit 99 attached hereto.

Item 7.  Financial Statements and Exhibits.

                  (a)      See Exhibit 99.

                  (b)      Inapplicable.

                  (c)      Exhibits:

                           27. Financial Data Schedule (electronic filing only)

                           99. Press Release of Avnet, Inc.



No other item of this report form is presently applicable to the Registrant.


                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            AVNET, INC.
                                            (Registrant)


Date: October 26, 2000                      By: /s/ Raymond Sadowski
                                               _______________________________
                                               Raymond Sadowski
                                               Senior Vice President and
                                               Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit Number                         Description of Exhibit
--------------                         ----------------------


    27                    Financial Data Schedule (electronic filing only)

    99                    Press Release of Avnet, Inc.